UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2020
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
On February 28, 2020, James M. Pach, Vice President, Treasurer and Controller and Principal Financial Officer of Fuel Tech, Inc. (“Company” or “Registrant”), resigned from employment with the Registrant effective March 13, 2020 to pursue another opportunity.
In anticipation of Mr. Pach’s resignation, with effect on March 14, 2020, the Board of Directors of the Company (the “Board”) on March 5, 2020 appointed Ellen T. Albrecht, age 47, to serve in an interim capacity as Acting Treasurer and Controller and Principal Financial Officer of the Company. In connection with her appointment, Ms. Albrecht is not expected to receive any additional compensation at this time for her interim role. Prior to the time of her aforementioned appointment, Ms. Albrecht served as the Company’s Vice President, Operations Planning and Control since May 2012; and also previously served as the Company’s acting Treasurer and Chief Financial Officer from March 2010 to July 2010; Vice President, Controller since January 2007; Controller since February 2004; Accounting Manager since May 2000; Senior Accountant since May 1998; and Accountant since July 1996.
Ms. Albrecht is a party to an employment agreement with the Company effective as of July 8, 1996. The agreement is for an indefinite term, and also includes provisions for disclosure and assignment of inventions to the Company, protection of the Company’s proprietary data, covenants against certain competition and arbitration of disputes. The employment agreement is for a term of employment “at will” and does not provide for severance payments. There are no family relationships between Ms. Albrecht and any directors or officers of the Company. There have been no transactions nor are there any proposed transactions between the Company and Ms. Albrecht that would require disclosure pursuant to Item 404(a) of Regulation S-K.
NOTE REGARDING FORWARD LOOKING STATEMENTS
This filing contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: March 5, 2020	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel & Corporate Secretary